Transforming Radiotherapy with Dismutase Mimetics September 2020 Exhibit 99.1

Disclaimers and Forward-Looking Statements Certain information contained in this presentation and statements made orally during this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and Galera’s own internal estimates and research. While Galera believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. While Galera believes its internal research is reliable, such research has not been verified by any independent source. This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our clinical results and other future conditions. All statements other than statements of historical facts contained in this presentation, including statements regarding future results of operations and financial position, business strategy, the safety, efficacy, regulatory and clinical progress, and therapeutic potential of current and prospective product candidates, plans and timing for the commencement of and the release of data from clinical trials, the anticipated direct and indirect impact of COVID-19 on Galera's business and operations, planned clinical trials and preclinical activities, potential product approvals and related commercial opportunity, current and prospective collaborations, and timing and likelihood of success, plans and objectives of management for future operations, are forward-looking statements. The words ”may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The information in this presentation, including without limitation the forward-looking statements contained herein, represent our views as of the date of this presentation. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the drug development process and the regulatory approval process, our reliance on third parties over which we may not always have full control, and other important risks and uncertainties that are described in Galera’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 filed with the U.S. Securities and Exchange Commission (SEC), Annual Report on Form 10-K for the year ended December 31, 2019 and Galera’s other filings with the SEC. New risk factors and uncertainties may emerge from time to time, and it is not possible to predict all risk factors and uncertainties. Whenever the Company uses the terms “transform radiotherapy” or “transforming radiotherapy” in this presentation, it is referring to its mission statement.

Superoxide Dismutase Mimetics – Vision 1 Delaney G, Jacob S, Featherstone C, Barton M. The role of radiotherapy in cancer treatment… Cancer. 2005;104:1129-1137 2 Begg AC, Stewart FA, Vens C. Strategies to improve radiotherapy with targeted drugs. Nat Rev Cancer. 2011;11:239-253 IMRT Intensity Modulated RT Reducing Toxicity Severe Oral Mucositis Head & Neck Cancer (SOM in HNC) Esophagitis NSC Lung Cancer (NSCLC) Normal tissue toxicity limits optimal radiotherapy treatment of tumor Phase 3 ROMAN Phase 2 Trial Increasing Efficacy Pancreatic Cancer Locally Advanced (LAPC) Lung Cancer Locally Advanced (LANSCLC) Radiotherapy is SoC for many local tumors but need remains for greater efficacy Phase 1b/2a SBRT Combo Phase 1b/2a SBRT Combo SBRT Stereotactic Body RT Rapid elimination of Superoxide (O2) Increase H2O2 in tumors Over half of cancer patients receive radiotherapy as part of their care1, 2 Transforming Radiotherapy with Dismutase Mimetics

Clinical Stage Pipeline Reducing RT Toxicity IMRT Combos Increasing RT Efficacy SBRT Combos Phase 1 Phase 2 Phase 3 SOM in Head & Neck Cancer Esophagitis in NSCLC (2) SOM in Head & Neck Cancer (1) Pancreatic Cancer (LAPC) (3) NSC Lung Cancer Phase 3 ROMAN Trial PBO vs. avasopasem Phase 2a Trial Single-arm, avasopasem Phase 2a EU SOM Trial Single arm, avasopasem Phase 1b/2a Pilot Trial PBO vs. avasopasem Phase 1b/2a Trial PBO vs. GC4711 Next Anticipated Milestone Top-line data 2H2021 Initiate Trial 1H2020 Initiate Trial 1H2020 Top-line data ASTRO Oct 2020 Initiate Trial 2H2020 √ √ (1)EUSOM is a single-arm multi-center trial evaluating the safety of avasopasem in HNC patients in Europe. First patient dosed in June 2020. We continue to monitor the COVID-19 pandemic in Europe regarding enrollment prospects for this trial. (2)Phase 2a trial in patients with lung cancer building on avasopasem safety and tolerability findings in patients with HNC SOM studies. (3)This first SBRT combination trial used GC4419. Observations from this pilot trial will be used to help develop GC4711 to increase the anti-cancer efficacy of SBRT. Enrollment Complete √ COVID-19 Phase 2 Pilot Trial PBO vs. avasopasem Initiate Trial 2H2020 √

Investment Highlights Avasopasem In Phase 3 Robust Efficacy in Randomized Phase 2b (n=223) Breakthrough Therapy designation granted by FDA Single Phase 3 sufficient for registration (n450)   RT-related Toxicity Radiation-Related Severe Oral Mucositis (SOM) 65,000 patients/year in US get Head & Neck Cancer SOM most burdensome side-effect: 70% of patients Anti-Cancer Efficacy Pilot Phase 1b/2a Anti-cancer Trial in Locally Advanced Pancreatic Cancer Randomized, placebo-controlled trial Unmet medical need following induction chemotherapy

Dismutase Technology

Unique Technology Dismutase Mimetics Small Molecule Enzyme Mimetics Mimic human superoxide dismutase (SOD) enzymes Rapidly convert superoxide (O2) to hydrogen peroxide (H2O2) Avasopasem (GC4419) GC4711 Shifts balance in normal & cancer cells from superoxide to hydrogen peroxide

Galera’s Dismutase Mimetics Native SOD Enzymes Native SOD Enzymes Overexpression reduces RT toxicity Large size, immunogenicity & short half-lives limit bioavailability Inactivation/inhibition by reactive oxygen species Small Molecule Mimetics Challenge: suitable small molecule dismutase mimetics Fast catalytic rates & high selectivity for superoxide Firmly hold manganese in macrocyclic ring Stable, safe & suitable for manufacturing Dismutase Mimetics Core Structure Pentaaza Macrocycles Small Molecule Dismutase Mimetics with Attractive Drug Characteristics Comparable to native SODs (2x107 molecules per sec) Interact with superoxide alone, not other reactive oxygen species Firmly hold Mn atom in macrocyclic ring Well-tolerated preclinically and clinically Efficient & cost-effective manufacturing process Speed Selectivity Stability Safety Synthesis

Reducing Toxicity of IMRT (Intensity Modulated Radiotherapy)

Oral Mucositis in HNC – Large Unmet Medical Need SOM and Head & Neck Cancer Can Have Devastating Complications ~65,000 new HNC patients in US/Year ~65% get IMRT & cisplatin as standard-of-care ~70% of patients get SOM (can’t eat) ~20-30% get Grade 4 (can’t eat or drink) No approved drug available Treatment Approach Recommended for HNC OM due to RT? Basic oral care ✔ Anti-microbials, coating agents, anesthetics, & analgesics (0.2% morphine mouthwash) ✔ Anti-inflammatories, benzydamine ? Low level laser & other light therapy ? Cryotherapy for 5-FU chemotherapy O Natural & other agents O Current Treatments 42,000 receive IMRT WHO Grading Scale Ulcers Requires a liquid diet Ulcers Unable to eat or drink Ulcers Able to eat a solid diet No ulcers Erythema and soreness 3 4 2 1 SEVERE Dehydration & Malnutrition Often requiring PEG tube feeding Pain Often severe pain requiring opioids Treatment interruption Each week of treatment delay decreases tumor control by >10% Increased economic burden OM Dx à ~$32,000 in additional medical expenses in first 6 months from RT start MASCC / ISOO Guidelines for HNC OM

GT-201: 223-Patient Randomized Phase 2b OM Trial Supportive trial to the ROMAN Phase 3 for the NDA Anderson et al, JCO, 2019 Ulcers Requires a liquid diet Ulcers Unable to eat or drink Ulcers Able to eat a solid diet No ulcers Erythema and soreness 3 4 2 1 SEVERE WHO Grading Scale Randomize (1:1:1) GC4419 90mg x 7 weeks GC4419 30mg x 7 weeks Placebo x 7 weeks Treatment Avasopasem (GC4419) 90mg, 30mg, or placebo 60 minute IV infusion, Mon-Fri. Ending <60 mins pre-RT Population Patients with HNC Locally-advanced, squamous cell Eligible for SoC – 7 weeks IMRT + cisplatin Stratification Factors Tumor HPV Status: positive or negative Cisplatin Schedule: q3wks or weekly Endpoints Primary – Reduction in median duration of SOM – WHO Grades 3 & 4 Secondary – Reduction in incidence and severity of SOM at pre-specified timepoints Exploratory – Time to SOM onset Tumor outcomes (2 year follow-up) Locoregional control, distant mets, PFS, OS Trial Design

Consistent Efficacy Across All SOM Parameters And consistent dose response: 90mg > 30mg Primary endpoint was duration - defined as # days from 1st occurrence of grade 3 or 4 SOM until the 1st event of grade 2 or less (there being no subsequent grade 3 or 4 events.) *Secondary endpoints (incidence and severity ) have nominal p values compared to placebo ITT = Intent-To-Treat population (n=223) DURATION 92% Reduction in median days of SOM 90 mg vs. Placebo p=0.024 INCIDENCE 34% Reduction through all RT 90 mg vs. Placebo p=0.009* SEVERITY 47% Reduction in Incidence of Grade 4 OM 90 mg vs. Placebo p=0.045*

Efficacy Parameters Better on 90mg arm Compared to Placebo Swimmers plot: each patient who developed at least one SOM episode is represented by a row Grade 4 Grade 3 90 mg GC4419 34% Less Incidence SOM 47% Less Grade 4 OM 92% Shorter Duration SOM Delayed Onset of SOM PLACEBO Arm (45 of 74 Pts had ≥1 visit with SOM) 90MG Avasopasem (GC4419) Arm (35 of 76 Pts had ≥1 visit with SOM)

Tumor Outcomes Maintained - 2 year follow-up Final ITT Analysis OS = Overall Survival, PFS = Progression-Free Survival, LRC = LocoRegional Control, DMF = Free of Distant Metastases Tumor Outcomes Maintained at 2 Years

Safety Summary – Rand. Phase 2b Trial Safety Profile of Both Avasopasem (GC4419) Doses Comparable to Placebo Avasopasem (GC4419) was well tolerated at both doses Most frequent AE’s are those expected with SoC cisplatin – RT regimen Most Frequent AEs (any grade) Placebo (n=72) 30 mg GC4419 (n=73) 90 mg GC4419 (n=72) Lymphopenia 89% 92% 88% Nausea 75% 68% 82% Fatigue 69% 60% 65% Oropharyngeal pain 64% 63% 61% Constipation 53% 59% 64% Radiation skin injury 47% 51% 53% Vomiting 47% 52% 49% Dysgeusia (taste) 49% 55% 43% Dysphagia 43% 42% 47% Weight decreased 35% 40% 44% Oral candidiasis 29% 45% 43% Leukopenia 39% 37% 39% % Anderson et al, JCO, 2019

GT-301: The ROMAN Trial - Phase 3 Confirmatory Trial Enrolling Reduction in Oral Mucositis with Avasopasem Manganese (GC4419) Ulcers Requires a liquid diet Ulcers Unable to eat or drink Ulcers Able to eat a solid diet No ulcers Erythema and soreness 3 4 2 1 SEVERE WHO Grading Scale Randomize (3:2) GC4419 90mg x 7 weeks Placebo x 7 weeks Treatment Avasopasem (GC4419) 90mg or placebo 60 minute IV infusion, Mon-Fri Ending <60 mins pre-RT Population Patients with Head & Neck Cancer Locally-advanced, squamous cell Eligible for SoC – 7 weeks IMRT + cisplatin Stratification Factors Surgery Status: post-op or definitive Cisplatin Schedule: q3wks or weekly Endpoints Primary – Reduction in incidence of SOM – WHO Grades 3 & 4 Secondary – Reductions in severity of SOM and number of days of SOM experienced Tumor outcomes1 – LRC, DM-free, PFS, OS Trial Design (n450 pts)   1 LRC = locoregional control, DM-free = free of distant mets, PFS = Progression-Free Survival, OS = Overall Survival

Commercial Considerations

Large Commercial Opportunity Addressing Clear Unmet Need Rad Oncs = Radiation Oncologists, SOM = Severe Oral Mucositis 1 Medicare Claims Analysis by Galera in 2019 2Hypothetical Product X for SOM with a similar profile to avasopasem Phase 2b results Galera’s quantitative market research to date includes ~5% of US radiation oncologists Supports significant, rapid uptake2 Rad Oncs report severe oral mucositis is most burdensome side effect of HNC RT treatment 70% of patients get SOM (Grades 3 & 4) with standard-of-care RT & 20-30% get Grade 4 Current approaches inadequate – while frequently used, only 1 in 5 believe they are useful Patients with OM incur ~$32,000 more in medical expenses in first 6 months from start of RT ~2,500 radiotherapy sites in US ~60% of patients are treated in ~500 centers1 Market research suggests rad oncs view OM data as representative of efficacy in esophagitis 220 Rad Oncs in market research SOM clear unmet need SOM common & costly OM data representative for all mucositis Targeted salesforce In U.S. Focused commercial infrastructure Evaluating options for commercialization outside U.S. ~40 reps for the 4,000 radiation oncologists in U.S. ~$32,000 5% of Rad Oncs 70% get SOM ~40 Reps 4,000 Rad Oncs

OM Substantially Increases Medical Expenses in Patients with HNC Health economic analysis of patients with HNC receiving RT or chemo/RT 1 Navigant analysis; 40 million member years Pts with OM incur ~$32,000 more of medical expenses within first 6 months of start of RT High Cost Of Oral Mucositis Identified patients with locally advanced Head & Neck Cancer, treated with RT +/-chemo Longitudinal claims analysis1 assessing costs over a six month period Compared healthcare expenses of patients with & without oral mucositis Included both in-patient and out-patient expenses associated with a claim

RT-related Mucositis Beyond Head and Neck Cancer 1Galera Market Research (150 Radiation Oncologists) 2 NCI or RTOG grading scales Market Research Question Patients with Other Conditions1 Given the demonstrated ability of Product X to prevent radiation-induced toxicities in the oral mucosa, please indicate how you might use (maximum %) Product X for the following radiation associated conditions? Mucositis of Esophagus Radiotherapy-related Esophagitis in Lung Cancer SOM efficacy seen by radiation oncologists as supportive for esophagitis1 ~50,000 lung cancer patients are treated with RT, 50% get ≥ Grade 2 esophagitis2 Effects: inability to swallow, severe pain, ulceration, bleeding & hospitalization Compendial Listing Phase 2 to support Compendial Listing post-Approval for SOM Single-arm Phase 2a trial in 60 patients w/ locally-advanced lung cancers Standard IMRT to ≥ 5 cm of esophagus (30 fractions, 2Gy/day x5 for 6 weeks) Post approval for SOM in HNC, plan to seek compendial listing in U.S.

Increasing SBRT Efficacy (Stereotactic Radiotherapy)

Dismutase Mimetics Increase Anti-Cancer Efficacy with High Fraction-Dose RT in Preclinical Models RT with Biological Equivalent Doses Days Post Treatment Days Post Treatment Days Post Treatment Days Post Treatment SBRT Stereotactic Body Radiation Therapy Courtesy of M Story (UTSW) Vehicle Increase Radiotherapy Efficacy Focal irradiation of human tumor xenografts (H1299 NSCLC) in mice RT anti-cancer synergy of GC4419 increases with bigger RT fractions Bigger fraction à More O2 à More H2O2 Also demonstrated with human pancreatic cancer xenografts

…Increasing Anti-Cancer Efficacy via H2O2 Sishc et al, AACR 2018 Mean Tumor Volume (mm3) Days Post Treatment A vehicle GC4419 18 Gy x 1 RT RT + GC4419 RT + dox RT + GC4419 + dox H1299CAT NSCLC in mice H2O2 Drives Increased Efficacy SBRT Irradiation of human tumor-derived xenografts (H1299CAT) in mice Engineered to overexpress catalase (disposes of H2O2) when induced by doxycycline Overexpressing catalase blocks synergy with RT by removing GC4419-generated H2O2 Tumor tissue H2O2 reduced when doxycycline added to RT + avasopasem (GC4419)

Target Treatment Population Increasing Number of Pancreatic Cancer Patients Diagnosed Each Year 57,000 newly diagnosed/year1 65% of Stage 2: unresectable (UR) or borderline resectable (BR) at Diagnosis 85% of Stage 3: UR or BR at Diagnosis Novel Therapies Needed First Line Treatment is Induction Chemotherapy for Over 80% of Patients2 FOLFIRINOX or Gemcitabine/Abraxane most commonly used3 60% of patients fail induction therapy within 12 months4 60% on FOLFIRINOX develop Grade 3-5 toxicity4 SBRT is Accepted Tx Option NCCN Recommends SBRT for some Patients with Locally Advanced Pancreatic Cancer (LAPC)5 For loco-regional recurrence after surgical resection 1st line option for locally advanced cancer 1st or 2nd line option after 4-5 months of chemotherapy LAPC - Unmet Medical Need with Limited Treatment Options 1 2019 SEER Data 2Derived from Kantar CancerMPact Treatment Architecture Report, October 2017. 3Acta Oncologica, 2015; 54: 979–985 4Suker M., Beumer B.R., Sadot E., Marthey L., Faris J.E., Mellon E.A. The Lancet Oncology. 2016;17(6):801–810. 5NCCN = National Comprehensive Cancer Network-2019 18,000 Pts2

GC4419 + SBRT Pilot Phase 1b/2a in Pancreatic Cancer SBRT = Stereotactic Body Radiation Therapy, C Taniguchi & J Herman (MD Anderson), 1LO-ET = Late-Onset Efficacy-Toxicity (Jin IH, Liu S, Thall PF, Yuan Y. J Am Stat Assoc 2014;109:525-36) SBRT Combo Pilot Trial Double-blind, Placebo-controlled, Randomized Adaptive Trial Enrollment of maximum of 24 patients on each arm (LO-ET 1 design) Primary objective is MTD of escalating fractions of SBRT Secondary objectives include Progression-Free Survival, Overall Response Rate at 90 days Trial Status R Evaluated at 2, 3, 6 & 12 months Patients Screened After 6 months of induction Chemo SBRT* + GC4419** x 5 doses SBRT* + Placebo x 5 doses Expanded from Single Center (MDA) to Multi-Center (n=5) after First 19 Patients Single-center (n=19) experience: PFS & response rates favored GC4419 arm Enrollment completed & last patient treated Topline safety and efficacy results will be presented at 2020 ASTRO Annual Meeting (Late October) **GC4419 60min IV 90mg x 5 doses M T W T F S S 90 90 90 90 90 11 11 11 11 11 *SBRT Dose Selected by LO-ET Method on both arms

GC4711 GC4711 – SBRT Clinical Candidate Same mechanism of action as avasopasem (GC4419), with IV & oral forms NCE with new IP & lyophilized drug product Completed 14-day Phase 1 in healthy volunteers: 15-minute infusion NSCLC Non-Small Cell Lung Cancer (NSCLC) Leading cause of cancer death in US – 142,670 deaths in 20191 SBRT commonly used for smaller peripheral tumors Lung toxicity limits use in larger or centrally-located tumors Pilot Study Phase 1b/2a in NSCLC with GC4711 + SBRT 1st Stage: 5 fractions of SBRT +/- GC4711 2nd Stage: 5 fractions of SBRT + checkpoint inhibitor +/- GC4711 Endpoints include safety, acute pneumonitis (DLCO2) & PFS GC4711 + SBRT Combination in NSC Lung Cancer 1 2019 SEER Data 2 DLCO = diffusing capacity of the lung for carbon monoxide

COVID-19 Trial

Role of Superoxide in Late Stages of COVID-19 Infection Siddiqi & Mehra, J Heart Lung Transplant, 2020; Salvemini, et al, Br J Pharmacology, 2001; Macarthur, et al, Crit Care Med, 2003; Cuzzocrea, et al, Crit Care Med, 2004; Ndengele, et al, Shock, 2005 Superoxide plays a central role in pathophysiology of acute respiratory distress syndrome (ARDS) Causes endothelial cell damage & increased microvascular permeability Promotes formation of chemotactic factors such as leukotriene B4 Causes lipid peroxidation and DNA single-strand damage Forms peroxynitrite (ONOO-) a potent cytotoxic proinflammatory molecule Galera’s dismutase mimetics inhibited these effects and inflammatory cytokine production in animal ARDS models & in E. coli LPS-stimulated alveolar macrophages ARDS à Shock Building Cytokine Storm Superoxide plays an important role in the hyperinflammatory stage and in hypotensive sepsis/shock

Phase 2 Pilot Trial of Avasopasem in Patients with COVID-19 Randomized Placebo-Controlled Trial in Patients with Critical Illness (n=50) SSC = Standard Supportive Care SOFA = Sequential Organ Failure Assessment Randomize (1:1) Avasopasem 90mg x 7 days BID + SSC PBO + Standard Supportive Care (SSC) Active Regimen Avasopasem 90mg 3 hr IV infusion BID x 7d Patients COVID-19 test + critical phase respiratory failure Stratification Age < 60 or > 60 years Sites Multi-center Primary 28-day mortality (overall survival) Secondary Safety of avasopasem in COVID patients Ventilator weaning Vent-free days in hospital ICU-free days Catecholamine support, BP <65mmHg SOFA scores

Summary

Near-term Potential Catalysts to Drive Future Value 1H 2020 Initiated Esophagitis Phase 2a Trial 2H2021 Report ROMAN Phase 3 SOM Trial Topline Data 2H 2020 Initiate NSC Lung Cancer Phase 1b/2a Trial Oct 2020 (ASTRO Annual Meeting) Report Phase 1b/2a Pancreatic Cancer Topline Data IMRT IMRT SBRT SBRT Avasopasem (GC4419) GC4711 New Drug Application Commercialization FUTURE POTENTIAL Avasopasem (GC4419) Avasopasem (GC4419)

Superoxide Dismutase Mimetics – Vision 1 Delaney G, Jacob S, Featherstone C, Barton M. The role of radiotherapy in cancer treatment… Cancer. 2005;104:1129-1137 2 Begg AC, Stewart FA, Vens C. Strategies to improve radiotherapy with targeted drugs. Nat Rev Cancer. 2011;11:239-253 IMRT Intensity Modulated RT Reducing Toxicity Severe Oral Mucositis Head & Neck Cancer (SOM in HNC) Esophagitis NSC Lung Cancer (NSCLC) Normal tissue toxicity limits optimal radiotherapy treatment of tumor Phase 3 ROMAN Phase 2 Trial Increasing Efficacy Pancreatic Cancer Locally Advanced (LAPC) Lung Cancer Locally Advanced (LANSCLC) Radiotherapy is SoC for many local tumors but need remains for greater efficacy Phase 1b/2a SBRT Combo Phase 1b/2a SBRT Combo SBRT Stereotactic Body RT Rapid elimination of Superoxide (O2) Increase H2O2 in tumors Over half of cancer patients receive radiotherapy as part of their care1, 2 Transforming Radiotherapy with Dismutase Mimetics